Exhibit 99.2
UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL INFORMATION
On July 1, 2015, Graham Holdings Company (the "Company") completed the spin-off (the "Spin-Off") of its wholly owned subsidiary, Cable One, Inc. ("Cable ONE"), by way of a distribution of all the issued and outstanding shares of Cable ONE common stock, on a pro rata basis, to the Company's stockholders of record at 5:00pm EDT on June 15, 2015. Cable ONE is now an independent company trading on the New York Stock Exchange under the symbol "CABO." The distribution was made pursuant to a Separation and Distribution Agreement, dated as of June 16, 2015, between the Company and Cable ONE. The transaction was structured as a tax-free spin-off of Cable ONE for U.S. Federal income tax purposes.
After the distribution date, the Company does not beneficially own any shares of Cable ONE common stock and the Company will not consolidate the financial results of Cable ONE for the purposes of its own reporting for periods after July 1, 2015. The Company will reflect Cable ONE's historical financial results for the periods prior to the Spin-Off as discontinued operations in its consolidated financial statements beginning in the third quarter of 2015.
The accompanying unaudited pro forma condensed consolidated balance sheet presents the Company’s financial position assuming the Spin-Off occurred on March 31, 2015. The accompanying unaudited pro forma condensed consolidated statements of operations present the Company’s results of operations for the three months ended March 31, 2015, and for each of the three fiscal years in the period ended December 31, 2014, assuming the Spin-Off occurred on January 1, 2012.
The unaudited pro forma condensed consolidated financial statements have been prepared using assumptions and estimates that the Company believes are reasonable under the circumstances and are intended for informational purposes only. They are not necessarily indicative of the financial results that would have occurred if the transactions described herein had taken place on the dates indicated, nor are they indicative of the future consolidated results of the Company. However, management believes that the estimates and assumptions used provide a reasonable basis for presenting the significant effects of the Spin-Off and related transactions. Management also believes the pro forma adjustments give appropriate effect to the estimates and assumptions and are applied in conformity with accounting principles generally accepted in the United States of America.
The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2015, and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2015, and for each of the three fiscal years in the period ended December 31, 2014, should be read in conjunction with the historical financial statements of the Company for the three months ended March 31, 2015 (unaudited), and for each of the three fiscal years in the period ended December 31, 2014 (audited), including the related notes, filed with the Securities and Exchange Commission, respectively, on Form 10-Q on May 11, 2015, and on Form 10-K on February 27, 2015.
The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statements of operations:
Historical
This column reflects the Company’s historical financial position as of March 31, 2015, and historical operating results for the three months ended March 31, 2015, and each of the three years in the period ended December 31, 2014, prior to any adjustment for the Spin-Off and related transactions.
Spin-Off Transaction
This column reflects the effect of the Spin-Off and related transactions, giving effect to, among other things, the following:

•	the elimination of the historical assets, liabilities, equity and operating results of Cable ONE;

•	the distribution of a dividend, tax-free for U.S. Federal income tax purposes, and other adjustments resulting from the Spin-Off;

•
the post Spin-Off capital structure of the Company, including the (i) settlement of intercompany account balances between the Company and Cable ONE, and (ii) receipt of a distribution of $450 million in cash from Cable ONE on June 29, 2015; and

•
the impact of, and transactions contemplated by, the Separation and Distribution Agreement, Employee Matters Agreement and Tax Matters Agreement, each dated as of June 16, 2015, between the Company and Cable ONE, and the provisions contained therein.

These adjustments are more fully described in the notes to the accompanying unaudited pro forma condensed consolidated financial information.
Pro Forma
This column reflects the Company's financial position and operating results, excluding Cable ONE and giving effect to Spin-Off related adjustments.

GRAHAM HOLDINGS COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2015

		Spin-Off
(in thousands)	Historical	Transaction		Pro Forma
		(1)
Assets
Current Assets
Cash and cash equivalents	$619,367	$444,233	(3)	$1,063,600
Restricted cash	31,559	—		31,559
Investments in marketable equity securities and other investments	214,980	—		214,980
Accounts receivable, net	495,631	(25,880)		469,751
Inventories	11,634	—		11,634
Income taxes receivable	—	14,503	(4)	14,503
Deferred income taxes	4,215	(1,347)	(4)	2,868
Other current assets	91,202	(16,313)		74,889
Current assets held for sale	17,498	—		17,498
Total Current Assets	1,486,086	415,196		1,901,282
Property, Plant and Equipment, Net	823,376	(610,751)		212,625
Investments in Affiliates	36,120	—		36,120
Goodwill, Net	1,314,351	(85,488)		1,228,863
Indefinite-Lived Intangible Assets, Net	510,966	(496,321)		14,645
Amortized Intangible Assets, Net	90,854	(541)		90,313
Prepaid Pension Cost	1,164,001	—		1,164,001
Deferred Charges and Other Assets	65,691	(13,374)		52,317
Noncurrent Assets Held for Sale	33,945	—		33,945
Total Assets	$5,525,390	$(791,279)		$4,734,111

Liabilities and Equity
Current Liabilities
Accounts payable and accrued liabilities	$414,155	$(62,960)	(2)	$351,195
Income taxes payable	11,235	(11,235)	(4)	—
Deferred revenue	376,124	(22,050)		354,074
Dividends declared	15,645	—		15,645
Short-term borrowings	5,171	—		5,171
Current liabilities held for sale	25,850	—		25,850
Total Current Liabilities	848,180	(96,245)		751,935
Postretirement Benefits Other Than Pensions	37,269	—		37,269
Accrued Compensation and Related Benefits	240,089	(25,748)	(2)	214,341
Other Liabilities	82,539	(57)		82,482
Deferred Income Taxes	755,014	(292,358)	(4) (7)	462,656
Long-Term Debt	399,645	—		399,645
Non-current liabilities held for sale	8,085	—		8,085
Total Liabilities	2,370,821	(414,408)		1,956,413
Redeemable Noncontrolling Interest	22,694	—		22,694
Redeemable Preferred Stock	10,510	—		10,510
Preferred Stock	—	—		—
Common Stockholders’ Equity
Common stock	20,000	—		20,000
Capital in excess of par value	302,205	30,841	(5) (7)	333,046
Retained earnings	5,998,241	(407,202)	(5) (7)	5,591,039
Accumulated other comprehensive income, net of tax
Cumulative foreign currency translation adjustment	(3,581)	—		(3,581)
Unrealized gain on available-for-sale securities	46,804	—		46,804
Unrealized gain on pensions and other postretirement plans	393,329	—		393,329
Cost of Class B common stock held in treasury	(3,635,633)	(510)	(5)	(3,636,143)
Total Common Stockholders’ Equity	3,121,365	(376,871)		2,744,494
Total Liabilities and Equity	$5,525,390	$(791,279)		$4,734,111

GRAHAM HOLDINGS COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2015

		Spin-Off
(In thousands, except per share amounts)	Historical	Transaction		Pro Forma
		(1)
Operating Revenues
Education	$500,602	$—		$500,602
Subscriber	187,597	(187,049)		548
Advertising	74,027	(7,573)		66,454
Other	83,922	(4,101)		79,821
	846,148	(198,723)		647,425
Operating Costs and Expenses
Operating	383,077	(73,854)		309,223
Selling, general and administrative	353,202	(50,248)	(6) (7)	302,954
Depreciation of property, plant and equipment	58,545	(36,348)		22,197
Amortization of intangible assets	4,769	(31)		4,738
	799,593	(160,481)		639,112
Income from Operations	46,555	(38,242)		8,313
Equity in losses of affiliates, net	(404)	—		(404)
Interest income	559	—		559
Interest expense	(8,521)	19		(8,502)
Other expense, net	(1,105)	—		(1,105)
Income (Loss) from Continuing Operations Before Income Taxes	37,084	(38,223)		(1,139)
Provision for Income Taxes	14,500	(14,292)		208
Income (Loss) from Continuing Operations	22,584	(23,931)		(1,347)
Income from Continuing Operations Attributable to Noncontrolling Interests	(774)	—		(774)
Income (Loss) from Continuing Operations Attributable to Graham Holdings Company	21,810	(23,931)		(2,121)
Redeemable Preferred Stock Dividends	(420)	—		(420)
Income (Loss) from Continuing Operations Attributable to Graham Holdings Company Common Stockholders	$21,390	$(23,931)		$(2,541)
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic income (loss) per common share from continuing operations	$3.64			$(0.56)
Basic average number of common shares outstanding	5,704			5,704
Diluted income (loss) per common share from continuing operations	$3.62			$(0.56)
Diluted average number of common shares outstanding	5,791			5,704
Per Share Information Attributable to Graham Holdings Company Common Stockholders - Adjusted Pro Forma
Basic loss per common share from continuing operations				$(0.49)	(8)
Basic average number of common shares outstanding				5,697	(8)
Diluted loss per common share from continuing operations				$(0.49)	(8)
Diluted average number of common shares outstanding				5,697	(8)

GRAHAM HOLDINGS COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

		Spin-Off
(In thousands, except per share amounts)	Historical	Transaction		Pro Forma
		(1)
Operating Revenues
Education	$2,160,417	$—		$2,160,417
Subscriber	746,047	(744,409)		1,638
Advertising	343,576	(35,362)		308,214
Other	285,126	(18,363)		266,763
	3,535,166	(798,134)		2,737,032
Operating Costs and Expenses
Operating	1,562,360	(300,607)		1,261,753
Selling, general and administrative	1,325,558	(191,561)	(6) (7)	1,133,997
Depreciation of property, plant and equipment	203,646	(128,733)		74,913
Amortization of intangible assets	18,368	(181)		18,187
Impairment of goodwill and other long-lived assets	17,302	—		17,302
	3,127,234	(621,082)		2,506,152
Income from Operations	407,932	(177,052)		230,880
Equity in earnings of affiliates, net	100,370	—		100,370
Interest income	2,136	—		2,136
Interest expense	(36,586)	1,053		(35,533)
Other income, net	853,259	(75,249)		778,010
Income from Continuing Operations Before Income Taxes	1,327,111	(251,248)		1,075,863
Provision for Income Taxes	406,100	(90,306)		315,794
Income from Continuing Operations	921,011	(160,942)		760,069
Loss from Continuing Operations Attributable to Noncontrolling Interests	583	—		583
Income from Continuing Operations Attributable to Graham Holdings Company	921,594	(160,942)		760,652
Redeemable Preferred Stock Dividends	(847)	—		(847)
Income from Continuing Operations Attributable to Graham Holdings Company Common Stockholders	$920,747	$(160,942)		$759,805
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic income per common share from continuing operations	$139.44			$115.07
Basic average number of common shares outstanding	6,470			6,470
Diluted income per common share from continuing operations	$138.88			$114.61
Diluted average number of common shares outstanding	6,559			6,559
Per Share Information Attributable to Graham Holdings Company Common Stockholders - Adjusted Pro Forma
Basic income per common share from continuing operations				$115.47	(8)
Basic average number of common shares outstanding				6,470	(8)
Diluted income per common share from continuing operations				$115.10	(8)
Diluted average number of common shares outstanding				6,541	(8)

GRAHAM HOLDINGS COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

		Spin-Off
(In thousands, except per share amounts)	Historical	Transaction		Pro Forma
		(1)
Operating Revenues
Education	$2,163,734	$—		$2,163,734
Subscriber	755,662	(754,690)		972
Advertising	310,261	(35,237)		275,024
Other	178,254	(17,382)		160,872
	3,407,911	(807,309)		2,600,602
Operating Costs and Expenses
Operating	1,532,497	(321,633)		1,210,864
Selling, general and administrative	1,311,501	(186,247)	(7)	1,125,254
Depreciation of property, plant and equipment	229,355	(128,184)		101,171
Amortization of intangible assets	12,139	(220)		11,919
Impairment of goodwill and other long-lived assets	3,250	—		3,250
	3,088,742	(636,284)		2,452,458
Income from Operations	319,169	(171,025)		148,144
Equity in earnings of affiliates, net	13,215	—		13,215
Interest income	2,264	—		2,264
Interest expense	(36,067)	135		(35,932)
Other expense, net	(23,751)	—		(23,751)
Income from Continuing Operations Before Income Taxes	274,830	(170,890)		103,940
Provision for Income Taxes	101,500	(61,037)		40,463
Income from Continuing Operations	173,330	(109,853)		63,477
Income from Continuing Operations Attributable to Noncontrolling Interests	(480)	—		(480)
Income from Continuing Operations Attributable to Graham Holdings Company	172,850	(109,853)		62,997
Redeemable Preferred Stock Dividends	(855)	—		(855)
Income from Continuing Operations Attributable to Graham Holdings Company Common Stockholders	$171,995	$(109,853)		$62,142
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic income per common share from continuing operations	$23.39			$8.45
Basic average number of common shares outstanding	7,238			7,238
Diluted income per common share from continuing operations	$23.36			$8.44
Diluted average number of common shares outstanding	7,333			7,333
Per Share Information Attributable to Graham Holdings Company Common Stockholders - Adjusted Pro Forma
Basic income per common share from continuing operations				$8.46	(8)
Basic average number of common shares outstanding				7,248	(8)
Diluted income per common share from continuing operations				$8.45	(8)
Diluted average number of common shares outstanding				7,327	(8)

GRAHAM HOLDINGS COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

		Spin-Off
(In thousands, except per share amounts)	Historical	Transaction		Pro Forma
		(1)
Operating Revenues
Education	$2,184,532	$—		$2,184,532
Subscriber	732,370	(731,566)		804
Advertising	337,621	(36,272)		301,349
Other	118,063	(19,279)		98,784
	3,372,586	(787,117)		2,585,469
Operating Costs and Expenses
Operating	1,535,237	(317,785)		1,217,452
Selling, general and administrative	1,317,494	(185,285)	(7)	1,132,209
Depreciation of property, plant and equipment	240,139	(129,107)		111,032
Amortization of intangible assets	19,510	(211)		19,299
Impairment of goodwill and other long-lived assets	111,593	—		111,593
	3,223,973	(632,388)		2,591,585
Income (Loss) from Operations	148,613	(154,729)		(6,116)
Equity in earnings of affiliates, net	14,086	—		14,086
Interest income	3,393	—		3,393
Interest expense	(35,944)	126		(35,818)
Other expense, net	(5,456)	250		(5,206)
Income (Loss) from Continuing Operations Before Income Taxes	124,692	(154,353)		(29,661)
Provision for Income Taxes	73,400	(58,258)		15,142
Income (Loss) from Continuing Operations	51,292	(96,095)		(44,803)
Income from Continuing Operations Attributable to Noncontrolling Interests	(74)	—		(74)
Income (Loss) from Continuing Operations Attributable to Graham Holdings Company	51,218	(96,095)		(44,877)
Redeemable Preferred Stock Dividends	(895)	—		(895)
Income (Loss) from Continuing Operations Attributable to Graham Holdings Company Common Stockholders	$50,323	$(96,095)		$(45,772)
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic income (loss) per common share from continuing operations	$6.40			$(6.66)
Basic average number of common shares outstanding	7,360			7,360
Diluted income (loss) per common share from continuing operations	$6.40			$(6.66)
Diluted average number of common shares outstanding	7,404			7,360
Per Share Information Attributable to Graham Holdings Company Common Stockholders - Adjusted Pro Forma
Basic loss per common share from continuing operations				$(6.41)	(8)
Basic average number of common shares outstanding				7,370	(8)
Diluted loss per common share from continuing operations				$(6.41)	(8)
Diluted average number of common shares outstanding				7,370	(8)

GRAHAM HOLDINGS COMPANY
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	This column includes the elimination of the historical assets, liabilities, equity and operating results of Cable ONE in addition to the adjustments described in notes 2 to 7.

2.
These adjustments include the effect of other liabilities assumed by Cable ONE related to general insurance and other employee benefits as of the distribution date pursuant to the terms of the Employee Matters Agreement.

3.
This adjustment includes the distribution on June 29, 2015, by Cable ONE to the Company of $450 million, using cash on hand and the proceeds from Cable ONE's issuance of unsecured notes of $450 million in June 2015, pursuant to the terms of the Separation and Distribution Agreement. The $444.2 million adjustment also includes $5.8 million in cash and cash equivalents from the historical balance sheet of Cable ONE as of March 31, 2015.

4.	These amounts include adjustments to give effect to the impact on income taxes and deferred income taxes due to the Spin-Off of Cable ONE.

5.	This adjustment includes the effect of the modification on stock-based compensation due to the pro rata accelerated vesting of GHC awards issued to Cable ONE employees as a result of the Spin-Off.

6.
This adjustment includes the removal of one-time costs of $3.5 million and $1.4 million for the year ended December 31, 2014 and the three months ended March 31, 2015, respectively, directly related to the Spin-Off that were incurred during the historical period. These costs were primarily for legal, tax, accounting, advisory and other costs directly related to the Spin-Off.

7.
This adjustment includes the effect of the modification on stock-based compensation as a result of the Spin-Off. The modification resulted in additional stock-based compensation of $1.8 million, $1.3 million, and $0.1 million reflected in the pro forma statement of operations for the years ended December 31, 2014, 2013 and 2012, respectively. The modification also resulted in additional stock-based compensation amounting to $0.5 million reflected in the pro forma statement of operations for the three months ended March 31, 2015. The Company also incurred an estimated additional one-time stock-based compensation charge of $22.6 million on the modification of fully vested stock options, which is not included in the pro forma statements of operations. The Company will record the estimated one-time stock based compensation charge in its financial statements for the quarterly period ending September 30, 2015.

8.
The adjusted basic and diluted earnings per share includes the effects of the lower dividend per share expected to be paid by the Company following the Spin-Off, and the elimination of restricted shares and stock options issued to Cable ONE employees. The Company's basic earnings per share is calculated under the two class method, which treats restricted stock as a participating security due to its nonforfeitable right to dividends. Cable ONE expects to pay $1.50 of the existing $2.65 quarterly dividend per share paid by the Company, which has been reflected in the pro forma statements of operations presented.